SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 23, 1996


                           VIMRx Pharmaceuticals Inc.
               (Exact name of registrant as specified in charter)


          Delaware                 0-19153                06-1192468
   (State or other juris-        (Commission             (IRS Employer
    diction of incorp-           File Number)         Identification No.)
          oration)


                2751 Centerville Road, Wilmington, Delaware 19808
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (302) 998-1734


                1200 High Ridge Road, Stamford, Connecticut 06905 (Former name or former address, if changed since last report)

This Form 8-K/A is being filed by VIMRx Pharmaceuticals Inc. (the "Registrant") to provide the required financial statements for Innovir Laboratories, Inc., a controlling interest of which was acquired by the Registrant, as reported by the Registrant on a Current Report on Form 8-K dated December 30, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Financial Statements of Innovir Laboratories, Inc.

                  1.       Report of Independent Auditors.
                  2. Balance Sheets for each of the years in the two-year period ended September 30, 1996.
                  3. Statements of Operations and Deficits for each of the three years in the three-year period ended September 30, 1996 and for the period October 1, 1996 to December 22, 1996, and cumulative from September 1, 1989 (inception) to September 30, 1996.
                  4.       Statements of Stockholders' Equity (Deficit).
                  5. Statements of Cash Flows for each of the three years in the three-year period ended September 30, 1996 and for the period October 1, 1996 to December 22, 1996, and cumulative from September 1, 1989 (inception) to September 30, 1996.


         (b) Unaudited Pro Forma Condensed Financial Statements of VIMRx Pharmaceuticals Inc.

                  1.   Description of Pro Forma Condensed Financial Information.
                  2. Pro Forma Condensed Combined Balance Sheet as at September 30, 1996.
                  3. Pro Forma Condensed Combined Statement of Income for the year ended December 31, 1996.


         (c)      Exhibits.

                 2.2a      Agreement   dated   November  21,  1996  (the  "Aries
                           Agreement") by and among the Registrant and The Aries Fund and The Aries Domestic Fund, L.P.*

                 2.2b Amendment to the Aries Agreement dated December 23, 1996 by and among the Registrant and the Aries Fund and The Aries Domestic Fund, L.P.*

                 2.3 Agreement dated November 21, 1996 by and between the Registrant and Innovir Laboratories, Inc.*

                 10.17 Registration Rights Agreement dated December 23, 1996 by and among the Registrant and The Aries Fund and The Aries Domestic Fund, L.P.*

               23.1        Consent of Coopers & Lybrand, L.L.P.


         ------------------------------
         *Previously filed.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VIMRx PHARMACEUTICALS INC.
                                                     (Registrant)



                                                     By:
                                                          Francis M. O'Connell
                                                         Chief Financial Officer


Dated : March 10,1997

Report Of Independent Accountants


To the Board of Directors and Stockholders of Innovir Laboratories, Inc.:

We have audited the accompanying balance sheets of INNOVIR LABORATORIES, INC. ("Innovir") (a development stage enterprise) as of September 30, 1996 and 1995, and the related statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended September 30, 1996, and for the periods from October 1, 1996 to December 22, 1996 and September 1, 1989 (inception) to December 22, 1996. These financial statements are the responsibility of Innovir's management. Our responsibility is to express an opinion on these financial statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Innovir as of September 30, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1996, and for the periods from October 1, 1996 to December 22, 1996 and from September 1, 1989 (inception) to December 22, 1996, in conformity with generally accepted accounting principles.




                                                  COOPERS & LYBRAND L.L.P.


New York, New York
March  4, 1997.

Balance Sheets

September 30, 1995 and 1996


                                     ASSETS:                                             1995                 1996
                                                                                   ------------------   -----------------
Current assets:
Cash and cash equivalents                                                          $       1,836,984    $      1,404,873
Prepaid expenses and other current assets                                                    178,833             149,891
                                                                                   ------------------   -----------------
               Total current assets                                                        2,015,817           1,554,764

Fixed assets, less accumulated depreciation and amortization                                 846,344           1,649,783
Other assets                                                                                 342,724             256,667
                                                                                   ------------------   -----------------
               Total assets                                                        $       3,204,885    $      3,461,214
                                                                                   ==================   =================

                      LIABILITIES and STOCKHOLDERS' EQUITY:

Current liabilities:
Accounts payable and accrued expenses                                              $         660,256    $      1,104,982
Accrued interest - warrantholder                                                              13,003               5,000
Capital leases - current portion                                                             173,627             390,685
Term note payable - warrantholder; current portion                                            62,500
                                                                                   ------------------   -----------------
               Total current liabilities                                                     909,386           1,500,667

Term note payable - warrantholder; includes accrued interest
of $37,845 in 1995 and $40,345 in 1996                                                       225,345             259,095
Capital leases                                                                               458,435             622,425
                                                                                   ------------------   -----------------
               Total liabilities                                                           1,593,166           2,382,187
                                                                                   ------------------   -----------------

Commitments and contingencies

Stockholders' equity:
Preferred stock, par value $.06; 15,000,000 shares authorized:
      Class B Convertible Preferred Stock; 2,500,000 shares designated;  427,500 shares issued and outstanding at September 30, 1995 (liquidation value,
         $2,137,500);  297,000  shares issued and  outstanding  at September 30,
         1996
         (liquidation value, $1,485,000)                                                      25,650              17,820
      Class C Convertible Preferred Stock;  1,000,000 shares designated;  40,000 shares issued and outstanding at
         September 30, 1996 (liquidation value, $217,231)                                                          2,400
Common stock, par value $.013; 35,000,000 shares authorized;
      3,986,339 shares issued and outstanding at September 30, 1995;
      11,526,316 issued and outstanding at September 30, 1996                                 51,822             149,842
Additional paid-in capital                                                                17,628,038          26,520,403
Unearned compensation                                                                      (177,083)           (303,125)
Deficit accumulated during the development stage                                        (15,916,708)        (25,308,313)
                                                                                   ------------------   -----------------
               Total stockholders' equity                                                  1,611,719           1,079,027
                                                                                   ------------------   -----------------
               Total liabilities and stockholders' equity                          $       3,204,885    $      3,461,214
                                                                                   ==================   =================

Statements of Operations

                                                                                            For the       Cumulative
                                                                                            period
                                                                                          October 1,         Since
                                                                                            1996 to      September 1,
                                                  For the years ended September 30,      December 22,        1989
                                              ------------------------------------------
                                                 1994           1995           1996           1996        (Inception)
                                              ------------   ------------   ------------ --------------  --------------

Revenues:
   Interest income                            $   118,583    $   102,623    $   115,022   $      9,610   $    371,821
                                              ------------   ------------   ------------ --------------  -------------

Expenses:
   Research and development                     2,066,938      2,893,543      3,930,401        914,503     13,336,328
General and administrative (includes a non-
      cash charge of approximately $3
            million
      incurred in connection with the
            issuance
      of warrants and stock options in 1996)    1,450,852      2,093,440      5,405,574        526,066     12,062,443
   Interest                                        64,671        105,614        170,652         50,260      1,355,420
                                              ------------   ------------   ------------ --------------  -------------

           Total expenses                       3,582,461      5,092,597      9,506,627      1,490,829     26,754,191
                                              ------------   ------------   ------------ --------------  -------------

           Loss before extraordinary item       (3,463,878)    (4,989,974)   (9,391,605)    (1,481,219)   (26,382,370)

Extraordinary item: loss on early
extinguishment
    of debt                                                                                                 (407,162)
                                              ------------   ------------   ------------ --------------  -------------

           Net loss                           $ (3,463,878)  $ (4,989,974)  $(9,391,605)  $ (1,481,219)  $(26,789,532)
                                              ============   ============   ============ ==============  =============


Loss-per-share data:
    Weighted average number of  common
          shares outstanding                    3,089,090      3,510,047      5,671,248     11,736,178
                                              ============   ============   ============ ==============

   Net  loss per share                        $    (1.12)    $     (1.42 )  $    (1.66)  $      (0.13)

                                              ============   ============   ============ ==============

INNOVIR LABORATORIES, INC.
(a Development Stage Enterprise)


Statements of Stockholders' Equity (Deficit), Continued

For the period from September 1, 1989 (inception) to December 22, 1996, including the years ended September 30, 1994, 1995 and 1996 and the period from October 1, 1996 to December 22, 1996



                                                               Class B             Class C
                                   Series A Convertible      Convertible         Convertible
                                      Preferred Stock      Preferred Stock     Preferred Stock
                                   ---------------------- -------------------  -----------------
                                    Shares      Amount    Shares     Amount    Shares   Amount
                                   ---------  ----------- --------  ---------  -------  --------

Sale of common stock during
September
   for cash ($.47 per share)
Exchange of common stock during
   September for patent rights
at
   Estimated value ($2.73 per
share)
Net loss for the month ended
September 30, 1989
                                   ---------  ----------- --------  ---------  -------  --------
        Balance, September 30,
        1989

Sale of common stock during
   October for cash ($2.73 per
share)
Net loss for the year ended
September 30, 1990
                                   ---------  ----------- --------  ---------  -------  --------
        Balance, September 30,
        1990

Sale of common stock during
January
   for cash ($2.73 per share)
Purchase of treasury stock
during July
   for cash ($4.92 per share)
Net loss for the year ended
September 30, 1991
                                   ---------  ----------- --------  ---------  -------  --------
        Balance, September 30,
        1991

Sale of common stock during
April and
   May for cash of $4,466 and
services
   at estimated value ($.99 per
share)
Transfer of common stock by
   stockholders and the issuance
   of a warrant during June in
   connection with services
Conversion of note payable and
   accrued interest during
April into
   Series A Convertible
Preferred Stock
   ($17.21 per share)                36,895   $    2,214
Sale of Series A Convertible
Preferred Stock
   during April for cash             11,068          664
($13.55 per share)



                                                                                          Deficit
                                                                                        Accumulated
                                                             Additional                 During the
                                                              Paid-in      Unearned     Development
                                         Common Stock         Capital      Compensation    Stage
                                     ---------------------- -------------  -----------  ------------
                                      Shares      Amount                                                 Total
                                     ---------  ----------- -------------               ------------  ------------

Sale of common stock during
September
   for cash ($.47 per share)              220   $        2  $        101                                      103
Exchange of common stock during
   September for patent rights
at
   Estimated value ($2.73 per           1,611           21         4,379                                    4,400
share)
Net loss for the month ended                                                            $   (1,089)       (1,089)
September 30, 1989
                                     ---------  ----------- -------------  -----------  ------------  ------------
        Balance, September 30,          1,831           23         4,480                    (1,089)         3,414
        1989

Sale of common stock during
   October for cash ($2.73 per          3,661           48         9,952                                   10,000
share)
Net loss for the year ended                                                               (432,075)     (432,075)
September 30, 1990
                                     ---------  ----------- -------------  -----------  ------------  ------------
        Balance, September 30,          5,492           71        14,432                  (433,164)     (418,661)
        1990

Sale of common stock during
January
   for cash ($2.73 per share)           3,661           48         9,952                                   10,000
Purchase of treasury stock
during July
   for cash ($4.92 per share)           (183)          (2)         (898)                                    (900)
Net loss for the year ended                                                              (1,165,808)  (1,165,808)
September 30, 1991
                                     ---------  ----------- -------------  -----------  ------------  ------------
        Balance, September 30,          8,970          117        23,486                 (1,598,972)  (1,575,369)
        1991

Sale of common stock during
April and
   May for cash of $4,466 and
services
   at estimated value ($.99 per        55,096          716        54,351                                   55,067
share)
Transfer of common stock by
   stockholders and the issuance
   of a warrant during June in
   connection with services                                       67,865                                   67,865
Conversion of note payable and
   accrued interest during
April into
   Series A Convertible
Preferred Stock
   ($17.21 per share)                                            632,784                                  634,998
Sale of Series A Convertible
Preferred Stock
   during April for cash                                         149,336                                  150,000
($13.55 per share)





                                                               Class B             Class C
                                   Series A Convertible      Convertible         Convertible
                                      Preferred Stock      Preferred Stock     Preferred Stock
                                   ---------------------- -------------------  -----------------
                                    Shares      Amount    Shares     Amount    Shares   Amount
                                   ---------  ----------- --------  ---------  -------  --------
Sale of warrants during April
   for cash ($.3125 per warrant)
Purchase of treasury stock
during July for
   cash ($.068 per share)
Net loss for the year ended
September 30, 1992
                                   ---------  ----------- --------  ---------  -------  --------
        Balance, September 30,       47,963   $    2,878
        1992

Sale of warrants during October
for
   cash ($.3125 per warrant)
Sale of 562,660 warrants in
connection
   with bridge financing during
February
   for cash ($.1563 per warrant)
Conversion of note payable,
accrued
   interest, warrants and stock
acquisi-
   tion rights during February
into Series
    A Convertible Preferred
Stock and
   common stock ($10.63 per
Series A
   preferred share; $.99 per        206,698       12,402
common share)
Sale of Series A Convertible
Preferred Stock
   during February for cash,
net of expenses
   ($1.31 per share before          654,972       39,298
expenses)
Issuance of common stock in
connection
   with bridge financing during
February
   in consideration for
services rendered
   at estimated value ($1.05
per share)
Conversion of a warrant during
March
   into common stock ($.13 per
share)
Sale of Series A Convertible
Preferred Stock
   during May for cash ($1.25           800           48
per share)
Issuance of common stock during
May in
   consideration for services
rendered at
   estimated value ($2.50 per
share)
Sale of  81,546 warrants in
connection
   with bridge financing during
August
   for cash ($.1563 per warrant)
Compensation recognized in
connection
   with a stock option

                                                                                          Deficit
                                                                                        Accumulated
                                                             Additional                 During the
                                                              Paid-in      Unearned     Development
                                         Common Stock         Capital      Compensation    Stage
                                     ---------------------- -------------  -----------  ------------
                                      Shares      Amount                                                 Total
                                     ---------  ----------- -------------               ------------  ------------

Sale of warrants during April
   for cash ($.3125 per warrant)                            $     42,648                            $      42,648
Purchase of treasury stock
during July for
   cash ($.068 per share)             (8,067)   $    (105)         (446)                                    (551)
Net loss for the year ended                                                             $ (2,524,116) (2,524,116)
September 30, 1992
                                     ---------  ----------- -------------  -----------  ------------  ------------
        Balance, September 30,         55,999          728       970,024                  (4,123,088) (3,149,458)
        1992

Sale of warrants during October
for
   cash ($.3125 per warrant)                                       9,500                                    9,500
Sale of 562,660 warrants in
connection
   with bridge financing during
February
   for cash ($.1563 per warrant)                                  87,916                                   87,916
Conversion of note payable,
accrued
   interest, warrants and stock
acquisi-
   tion rights during February
into Series
    A Convertible Preferred
Stock and
   common stock ($10.63 per
Series A
   preferred share; $.99 per           30,000          390     2,213,898                                2,226,690
common share)
Sale of Series A Convertible
Preferred Stock
   during February for cash,
net of expenses
   ($1.31 per share before                                       607,483                                  646,871
expenses)
Issuance of common stock in
connection
   with bridge financing during
February
   in consideration for
services rendered
   at estimated value ($1.05           24,375          317        25,301                                   25,618
per share)
Conversion of a warrant during
March
   into common stock ($.13 per         15,625          203         (203)
share)
Sale of Series A Convertible
Preferred Stock
   during May for cash ($1.25                                        952                                    1,000
per share)
Issuance of common stock during
May in
   consideration for services
rendered at
   estimated value ($2.50 per         100,000        1,300       248,700                                  250,000
share)
Sale of  81,546 warrants in
connection
   with bridge financing during
August
   for cash ($.1563 per warrant)                                  12,721                                   12,721
Compensation recognized in
connection
   with a stock option                                             2,800                                    2,800


                                                               Class B             Class C
                                   Series A Convertible      Convertible         Convertible
                                      Preferred Stock      Preferred Stock     Preferred Stock
                                   ---------------------- -------------------  -----------------
                                    Shares      Amount    Shares     Amount    Shares   Amount
                                   ---------  ----------- --------  ---------  -------  --------
Conversion of preferred stock
to common
   stock at the effective date
of the
   Company's Initial Public        (910,433)  $  (54,626)
Offering
Sale of units, each unit
consisting of one
   share of common stock, one
Class A
   warrant and one Class B
warrant, in
   September for cash, net of
expenses
   ($5.25 per unit before
expenses)
Sale of unit purchase option in
September
Fractional share adjustment in
connection
   with stock split
Net loss for the year ended
September 30, 1993
                                   ---------  ----------- --------  ---------  -------  --------
        Balance, September 30,
        1993

Exercise of bridge financing
warrants into
   common stock, net of expenses
   ($3.125 per share)
Exercise of employee stock
options
   ($2.25 to $6 per share)
Issuance of warrants in January
in connection
   with equipment financing
Net loss for the year ended
September 30, 1994
                                   ---------  ----------- --------  ---------  -------  --------
        Balance, September 30,
        1994

Exercise of bridge financing
warrants into
   common stock and issuance of
   567,122 Class B warrants,
net of
   expenses ($3.125 per share)
Exercise of employee stock
options
   ($2.25 to $9 per share)
Issuance of common stock in
October as
   compensation for services
rendered
   ($8.57 per share)
Issuance of warrants in March
in connection
   with a consulting agreement

                                                                                          Deficit
                                                                                        Accumulated
                                                             Additional                 During the
                                                              Paid-in      Unearned     Development
                                         Common Stock         Capital      Compensation    Stage
                                     ---------------------- -------------  -----------  ------------
                                      Shares      Amount                                                 Total
                                     ---------  ----------- -------------               ------------  ------------

Conversion of preferred stock
to common
   stock at the effective date
of the
   Company's Initial Public           910,433   $   11,836  $     42,790
Offering
Sale of units, each unit
consisting of one
   share of common stock, one
Class A
   warrant and one Class B
warrant, in
   September for cash, net of
expenses
   ($5.25 per unit before            1,799,750      23,397     7,761,592                            $   7,784,989
expenses)
Sale of unit purchase option in                                      100                                      100
September
Fractional share adjustment in
connection
   with stock split                       (6)
Net loss for the year ended                                                             $ (3,339,768) (3,339,768)
September 30, 1993
                                     ---------  ----------- -------------  -----------  ------------  ------------
        Balance, September 30,       2,936,176      38,171     11,983,574                 (7,462,856)   4,558,889
        1993

Exercise of bridge financing
warrants into
   common stock, net of expenses
   ($3.125 per share)                 236,482        3,074       692,743                                  695,817
Exercise of employee stock
options
   ($2.25 to $6 per share)             27,894          362        67,199                                   67,561
Issuance of warrants in January
in connection
   with equipment financing                                       50,000                                   50,000
Net loss for the year ended                                                               (3,463,878)   3,463,878
September 30, 1994
                                     ---------  ----------- -------------  -----------  ------------  ------------
        Balance, September 30,       3,200,552      41,607     12,793,516                 (10,926,734)  1,908,389
        1994

Exercise of bridge financing
warrants into
   common stock and issuance of
   567,122 Class B warrants,
net of
   expenses ($3.125 per share)        350,643        4,558     1,044,057                                1,048,615
Exercise of employee stock
options
   ($2.25 to $9 per share)             75,745          985       331,835                                  332,820
Issuance of common stock in
October as
   compensation for services
rendered
   ($8.57 per share)                    2,916           38        24,962                                   25,000
Issuance of warrants in March
in connection
   with a consulting agreement                                   250,000   $ (250,000)



                                   Series A Convertible                                Class C
                                     Preferred Stock       Class B Convertible       Convertible
                                                             Preferred Stock       Preferred Stock
                                   ---------------------  ----------------------  ------------------
                                   Shares      Amount      Shares      Amount     Shares    Amount
                                   --------   ----------  ---------- -----------  -------  ---------

Compensation for consulting
services
Sale of 164.8 units, each unit
consisting of
   5,000 shares of Class B
Convertible
   Preferred Stock and either
4,203 or 3,803
   Class B warrants, during
April and May in a
   private placement for cash,
net of expenses
   ($25,000 per unit before                                 824,000  $   49,440
expenses)
Conversions of preferred stock
   into common stock                                      (396,500)     (23,790)
Issuance of warrants in August
   in connection with equipment
financing
Net loss for the year ended
September 30, 1995
                                   --------   ----------  ---------- -----------  -------  ---------
        Balance, September 30,                              427,500      25,650
        1995

Exercise of warrants ($.05 per
share)
Sale of Class C Convertible
Preferred Stock
   during November and December
for cash
   ($5 per share)                                                                 960,000  $ 57,600
Issuance of warrants during
November,
   January and August in
connection with
   consulting agreements and
finders' fee
   Arrangements
Issuance of warrants during
July and August in
   connection with the
amendment of a licensing
   agreement and a lease
agreement
Issuance of common stock in
August in
   exchange for leasehold
improvements
Sale of common stock in a
private placement in
   August ($.50 per share)
Costs incurred in connection
with issuances of
   equity securities
Amortization of unearned
compensation
Compensation expense in
connection with the
   issuance of stock options

                                                                                       Deficit
                                                                                      Accumulated
                                                            Additional                During the
                                                             Paid-in     Unearned     Development
                                         Common Stock        Capital     Compensation   Stage
                                     ---------------------  -----------  -----------  -----------
                                      Shares     Amount                                              Total
                                     ---------  ----------  -----------               ----------- -------------

Compensation for consulting                                              $   72,917              $      72,917
services
Sale of 164.8 units, each unit
consisting of
   5,000 shares of Class B
Convertible
   Preferred Stock and either
4,203 or 3,803
   Class B warrants, during
April and May in a
   private placement for cash,
net of expenses
   ($25,000 per unit before                                 $ 3,140,512                              3,189,952
expenses)
Conversions of preferred stock
   into common stock                  356,483   $   4,634       19,156
Issuance of warrants in August
   in connection with equipment                                 24,000                                  24,000
financing
Net loss for the year ended                                                           $ (4,989,974)(4,989,974)
September 30, 1995
                                     ---------  ----------  -----------  -----------  ----------- -------------
        Balance, September 30,       3,986,339     51,822     17,628,038   (177,083)    (15,916,708) 1,611,719
        1995

Exercise of warrants ($.05 per        625,000       8,125       23,125                                  31,250
share)
Sale of Class C Convertible
Preferred Stock
   during November and December
for cash
   ($5 per share)                                             4,742,400                              4,800,000
Issuance of warrants during
November,
   January and August in
connection with
   consulting agreements and
finders' fee
   Arrangements                                               2,795,625    (2,795,625)
Issuance of warrants during
July and August in
   connection with the                                         270,000                                 270,000
amendment of a licensing
   agreement and a lease
agreement
Issuance of common stock in
August in
   exchange for leasehold              23,301         303       29,697                                  30,000
improvements
Sale of common stock in a
private placement in
   August ($.50 per share)           4,000,000     52,000     1,948,000                              2,000,000
Costs incurred in connection
with issuances of
   equity securities                                          (1,016,374)                          (1,016,374)
Amortization of unearned                                                   2,669,583                 2,669,583
compensation
Compensation expense in
connection with the
   issuance of stock options                                    74,454                                  74,454





                                   Series A Convertible                                Class C
                                     Preferred Stock       Class B Convertible       Convertible
                                                             Preferred Stock       Preferred Stock
                                   ---------------------  ----------------------  ------------------
                                   Shares      Amount      Shares      Amount     Shares    Amount
                                   --------   ----------  ---------- -----------  -------  ---------
Conversions of Class B
Preferred Stock into
   common stock                                           (130,500)  $  (7,830)
Conversions of Class C
Preferred Stock into
   common stock                                                                  (92,000) $ (55,200)
Net loss for the year ended
September 30, 1996
                                   --------   ----------  ---------- -----------  -------  ---------
        Balance, September 30,                              297,000      17,820   40,000      2,400
        1996

Exercise of warrants ($.05 per
share)
Conversions of Class C
Preferred Stock into
   common stock                                                                   (40,000)   (2,400)
Exercise of warrants and
options ($.50 per share)
Compensation expense in
connection with
   the issuance of stock options
Amortization of unearned
compensation
Net loss for the period October
1, 1996
   through December 22, 1996
                                   --------   ----------  ---------- -----------  -------  ---------

        Balance, December 22,                               297,000  $   17,820
        1996
                                   ========   ==========  ========== ===========  =======  =========




                                                                                       Deficit
                                                                                      Accumulated
                                                            Additional                During the
                                                             Paid-in     Unearned     Development
                                         Common Stock        Capital     Compensation   Stage
                                     ---------------------  -----------  -----------  -----------
                                      Shares     Amount                                              Total
                                     ---------  ----------  -----------               ----------- -------------
Conversions of Class B
Preferred Stock into
   common stock                       164,871   $   2,144   $    5,686
Conversions of Class C
Preferred Stock into
   common stock                      2,726,805     35,448       19,752
Net loss for the year ended                                                           $ (9,391,60$)(9,391,605)
September 30, 1996
                                     ---------  ----------  -----------  -----------  ----------- -------------
        Balance, September 30,       11,526,316   149,842     26,520,403   (303,125)    (25,308,313) 1,079,027
        1996

Exercise of warrants ($.05 per         78,000       1,014        2,886                                   3,900
share)
Conversions of Class C
Preferred Stock into
   common stock                       342,060       4,447      (2,047)
Exercise of warrants and             6,000,000     78,000     2,922,000                              3,000,000
options ($.50 per share)
Compensation expense in
connection with
   the issuance of stock options                                19,500                                  19,500
Amortization of unearned                                                    121,771                    121,771
compensation
Net loss for the period October
1, 1996
   through December 22, 1996                                                            (1,481,219)(1,481,219)
                                     ---------  ----------  -----------  -----------  ----------- -------------

        Balance, December 22,        17,946,376 $ 233,303   $ 29,462,742 $ (181,354)  $ (26,789,5$2) 2,742,979
        1996
                                     =========  ==========  ===========  ===========  =========== =============

INNOVIR LABORATORIES, INC.
(a Development Stage Enterprise)

Statements of Cash Flows

Increase (Decrease) in Cash and Cash Equivalents

                                                                                                    For the period
                                                                                                      October 1,     Cumulative
                                                                                                       1996 to          Since
                                                              For the years ended September 30,      December 22,   September 1,
                                                            ---------------------------------------
                                                               1994          1995         1996           1996           1989
                                                            ------------ ----------- ------------- --------------- --------------
Cash flows from operating activities:
   Net loss                                                 $(3,463,878) $(4,989,974) $(9,391,605)  $  (1,481,219)  $(26,789,532)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Depreciation and amortization                            123,530       251,049      492,651          69,206      1,137,721
       Amortization of deferred financing costs                  11,538        16,684       30,100           7,500        298,750
       Other non-cash expenses including compensation            14,546       183,727    3,164,568         141,271      4,538,415
             expenses
       Changes in assets and liabilities:
         (Increase) decrease in prepaid expenses and
           other current assets                                (14,737)      (90,145)       28,942          11,360      (138,531)
         (Increase) in other assets                             (7,694)      (76,754)     (96,461)                      (212,826)
         (Decrease) increase in accounts payable and
           accrued expenses                                    (54,813)       275,272      290,455       (507,909)        799,443
                                                            ------------ -------------------------- --------------- --------------
           Net cash used in operating activities             (3,391,508)  (4,430,141)  (5,481,350)     (1,759,791)   (20,366,560)
                                                            ------------ -------------------------- --------------- --------------

Cash flows used in investing activities:
   Capital expenditures                                       (229,543)     (136,980)    (559,132)       (101,157)      (572,701)
                                                            ------------ -------------------------- --------------- --------------

Cash flows from financing activities:
   Proceeds from notes payable                                                                           1,000,000      6,755,205
   Principal payments under capital lease obligations          (34,767)     (108,400)    (230,919)        (77,989)      (452,075)
   Cash paid for deferred financing costs                       (7,670)      (13,670)      (6,823)                      (553,689)
   Repayment of notes payable                                                             (31,250)         (1,250)    (2,629,716)
   Proceeds from issuance of equity securities, less
     offering expenses                                          565,399     4,617,192    5,877,363       2,949,234     22,234,907
   Purchase of treasury stock                                                                                             (1,451)
                                                            ------------ -------------------------- --------------- --------------
           Net cash provided by financing activities            522,962     4,495,122    5,608,371       3,869,995     25,353,181
                                                            ------------ -------------------------- --------------- --------------
           Net (decrease) increase in cash and cash          (3,098,089)     (71,999)    (432,111)       2,009,047      3,413,920
                 equivalents
Cash and cash equivalents, beginning of period                5,007,072     1,908,983    1,836,984       1,404,873
                                                            ------------ -------------------------- --------------- --------------
           Cash and cash equivalents, end of period         $ 1,908,983  $  1,836,984 $  1,404,873   $   3,413,920  $   3,413,920
                                                            ============ ========================== =============== ==============

Supplemental disclosure of cash flow information:
   Cash paid for interest                                   $    45,630  $     93,930 $    145,136  $       38,121  $     456,841
                                                            ============ ========================== =============== ==============

Supplemental disclosure of noncash  investing and financing activities:
   Equity securities issued in exchange for services and

   consummation of agreements                               $    50,000  $    299,000 $  3,095,625                  $   3,775,244
   Debt exchanged for equity securities                                                                                 3,574,188
   Capital lease obligations incurred                           462,158       313,071      611,967                      1,387,196
   Financing and investing amounts included in accounts          36,743        61,286      210,054  $        9,572          9,572
   payable

               The accompanying notes are an integral part of the
                             financial statements.

INNOVIR LABORATORIES, INC.
(a Development Stage Enterprise)

Notes to Financial Statements

1.    Organization and Business:

       Innovir Laboratories, Inc. ("Innovir") was incorporated in Delaware on September 1, 1989. Innovir is a biotechnology company developing a new class of therapeutic agents based on proprietary technology. As a development stage enterprise, all of the Innovir's efforts, to date, have been devoted to research and development, raising capital, acquiring equipment, setting up a research laboratory, and financial planning.

       Innovir has no product sales to date, and has limited capital resources and recurring net operating losses. Innovir is dependent upon receipt of additional capital investment or other financing to fund its planned research activities. Assuming that Innovir can obtain sufficient financing to complete development of marketable products, Innovir may ultimately need to enter into collaborative agreements with others (if available) to obtain regulatory approvals, fund early operating losses and, if deemed appropriate, establish a manufacturing, sales and marketing capability. In addition to the normal risks associated with a new business venture, there can be no assurance that Innovir's research and development will be successfully completed, that any products developed will obtain necessary government regulatory approval or that any approved product will be commercially viable. In addition, Innovir operates in an environment of rapid change in technology, and is dependent upon the services of its employees and its consultants.

       On December 23, 1996, Innovir, VIMRx Pharmaceuticals Inc. ("VIMRx") and certain stockholders of Innovir (the "Aries Funds") entered into a series of agreements (the "Transaction") whereby VIMRx acquired 68% of Innovir and Innovir acquired all of the issued and outstanding shares of VIMRx Holdings, Ltd. ("VHL"), a subsidiary of VIMRx. The Transaction is further discussed in Note 2; however, for accounting purposes, VHL is deemed to be the acquirer and surviving company. In addition, during February 1997 Innovir elected to change its fiscal year from the twelve months ended September 30 to the twelve months ended December 31.

       Innovir has sustained operating losses and negative cash flows from operations since its inception and expects these conditions to continue for the foreseeable future. Management believes that existing liquid assets combined with commitments from VIMRx and a warrantholder to exercise additional outstanding warrants, will enable Innovir to continue to operate through March 31, 1998. After March 31, 1998, Innovir will need to raise additional financing through public or private equity financings or other arrangements to finance operations. In the event the Innovir is unable to raise additional capital, operations after March 31, 1998 will need to be scaled back or discontinued.

2.   Change in Control/Reverse Acquisition:

       During November 1996 Innovir reached agreement with VIMRx to acquire all the issued and outstanding shares of capital stock of VHL. VHL is a development stage biotechnology company devoting substantially all of its attention to the research and development of its proprietary technology. VHL has had no product revenues to date. In consideration for the acquisition of VHL, Innovir, on December 23, 1996, issued 8,666,666 shares of a newly designated series of preferred stock, Class D Convertible Preferred Stock (see below), and warrants to purchase two million shares of Innovir's common stock. The warrants expire after five years. The exercise price for one million warrants is $1 per share; the remaining one million warrants have an exercise price of $2 per share.

       Simultaneously with Innovir's acquisition of VHL, (i) the Aries Funds exercised four million Class C Warrants and the Funds Option (see Note
       12) for aggregate consideration of $3 million and, as a result, acquired six million shares of Innovir's common stock and two million Class C Warrants, and (ii) VIMRx, in exchange for $3 million and 3 million shares of VIMRx's common stock, acquired 9.5 million shares of Innovir's common stock from the Aries Funds. In addition, VIMRx and the Aries Funds entered into an agreement whereby VIMRx obtained the right to vote 500,000 shares of Innovir's common stock held by the Aries Funds, thereby effectively giving VIMRx voting control of an aggregate of 18,666,666 shares of Innovir's stock.

       The Transaction will be accounted for in accordance with APB Opinion No. 16, "Business Combinations" ("APB No. 16") and Emerging Issues Task Force Issue No. 90-13, "Accounting for Simultaneous Common Control Mergers" ("EITF No. 90-13"). Under APB No. 16 and EITF No. 90-13, VHL is deemed to be the acquirer (for accounting purposes) and surviving company, Innovir must fair value its assets and liabilities, to the extent acquired by VIMRx, and the assets and liabilities of VHL will be carried at VHL's historic cost. A significant portion of the fair value of Innovir's assets was assigned to acquired in-process research and development and was expensed upon the closing of the Transaction. Prior to the Transaction, VIMRx advanced the Company $1 million.

       In connection with the acquisition of VHL, Innovir's Board designated 8,666,666 shares of preferred stock as Class D Convertible Preferred Stock ("D Preferred Stock"). Each share of D Preferred Stock converts into one share of Innovir's common stock at the option of the holder, or automatically on June 30, 1997. D Preferred Stockholders have anti-dilution rights in the event of a stock dividend, stock split or other capital transaction, as defined. In the event that there are insufficient shares of common stock authorized, as of June 30, 1997, to allow for the conversion of all outstanding shares of D Preferred Stock into shares of common stock, the conversion ratio is increased to one and one-half shares of common stock for each share of

       D Preferred Stock. D Preferred Stock has a liquidation value of $1.50 per share and a liquidation preference on parity with B Preferred Stockholders. D Preferred Stockholders vote with common stockholders on an as if converted basis.

3.    Summary of Significant Accounting Policies:

       Fixed Assets:
       Fixed assets consist of equipment and leasehold improvements stated at cost. Equipment is depreciated on a straight-line basis over its estimated useful life of five years. Leasehold improvements are amortized over the life of the lease or of the improvement, whichever is shorter. Expenditures for maintenance and repairs which do not materially extend the useful lives of the assets are charged to operations as incurred. The cost and related accumulated depreciation or amortization of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in operations.

       Deferred Financing Costs:
       Direct  costs   associated   with  obtaining  debt  financing  have  been
       capitalized and are being amortized on a basis which approximates the interest method, over the terms of the respective loans.

       Cash and Cash Equivalents:
       Innovir considers all highly liquid debt instruments which have maturities of three months or less when acquired to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value (also see Note 7). Cash and cash equivalents subject Innovir to concentrations of credit risk. At September 30, 1996 Innovir had invested approximately $506,000 in a money market fund with an investment company and held approximately $899,000 of commercial paper issued by two entities, with maturities not in excess of three months. At September 30, 1995, Innovir had invested approximately $990,000 in a money market fund with an investment company and held approximately $800,000 of commercial paper issued by three entities with maturities not in excess of three months. Innovir holds no collateral for these financial instruments.


       Net Loss Per Share:
       Net loss per share is computed on the basis of the net loss for the period divided by the weighted average number of shares of common stock outstanding during the period. The net loss per share for all periods excludes the number of shares issuable upon exercise of outstanding options and warrants and the conversion of preferred stock since such inclusion would be anti-dilutive.

       Risks and Uncertainties:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. (See also Note 8).

       Income Taxes:
       Innovir accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("FAS 109"). FAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined on the basis of the differences between the tax bases of assets and liabilities and their respective financial-reporting amounts ("temporary differences") at enacted tax rates in effect for the year in which the temporary differences are expected to reverse (see Note 10).

       Recapitalization and Bridge Financing:
       During 1993, Innovir converted certain convertible notes payable to stockholders totaling $1,890,000, plus accrued and unpaid interest of approximately $337,000, into 206,698 and 30,000 shares of Innovir's Series A Convertible Preferred Stock ("A Preferred Stock") and common stock, respectively. (See Note 6(a)).

       In addition, during the year ended September 30, 1993, Innovir issued a total of 655,772 shares of A Preferred Stock, additional notes payable with a face value of approximately $2.8 million ("New Notes") and 644,206 warrants ("Bridge Warrants") to purchase shares of Innovir's common stock. The New Notes accrued interest at 9% per annum. The New Notes, plus accrued interest, were repaid at the consummation of Innovir's public offering. The Bridge Warrants entitle the holders to purchase a total of 644,206 shares of Innovir's common stock at a per-share price of approximately $3.12. The Bridge Warrants contain anti-dilution provisions and expire during 1998. During the year ended September 30, 1994, 236,482 Bridge Warrants were exercised. In January 1995, Innovir offered holders of Bridge Warrants two Class B Warrants in exchange for each Bridge Warrant exercised before January 25, 1995 (the "Bridge Offer"). Pursuant to the Bridge Offer, 283,561 Bridge Warrants were exercised. The 567,122 Class B warrants so issued have terms and provisions identical to the Class B warrants issued as part of Innovir's Initial Public Offering ("IPO") (see Note 12). During the year ended September 30, 1995, 350,643 Bridge Warrants were exercised, including those exercised in the Bridge Offer noted above. No Bridge Warrants were exercised during the year ended September 30, 1996 or during the period from October 1, 1996 to December 22, 1996 and, as of December 22, 1996, 57,081 Bridge Warrants were outstanding and fully exercisable.

       Stock-based Employee Compensation:
       The accompanying financial position and results of operations of the Company have been prepared in accordance with APB Opinion No. 25, Accounting for Stock Issued to Employees ("APB No. 25"). Under APB No. 25, generally, no compensation expense is recognized in the accompanying financial statements in connection with the awarding of stock option grants to employees provided that, as of the grant date, all terms associated with the award are fixed and the quoted market price of the Company's stock, as of the grant date, is not more than the amount an employee must pay to acquire the stock as defined; however, to the extent that stock options are granted to nonemployees for goods or services, the fair value of these options are included in operating results as an expense.

       Disclosures required by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS No. 123"), including pro forma operating results had the Company prepared its financial statements in accordance with the fair value based method of accounting for stock-based compensation, have been included in Note 11.

       Reclassifications:
       Certain reclassifications have been made to the financial statements for 1994 and 1995 in order to conform with the current year's presentation.



4.     Fixed Assets:

       Fixed assets as of September 30, 1995 and 1996 consist of the following:



                                                    1995              1996
                                             ----------------  ----------------

        Office and laboratory equipment       $       990,126   $     1,626,511
        Leasehold improvements                        432,082         1,091,787
                                             ----------------  ----------------
                                                    1,422,208         2,718,298
        Less, Accumulated depreciation
        and amortization                              575,864         1,068,515
                                             ----------------  ----------------
                                              $       846,344   $     1,649,783
                                             ================  ================


       Depreciation and amortization expense on fixed assets for the years ended September 30, 1994, 1995 and 1996 and for the periods from October 1, 1996 to December 22, 1996 and from September 1, 1989 (inception) to December 22, 1996 was $123,530, $251,049, $492,651, $69,206 and
       $1,137,721, respectively.

5.     Accounts Payable and Accrued Expenses:

       Accounts payable and accrued expenses as of September 30, 1995 and 1996 consist of the following:

                                                      1995             1996
                                                --------------  ----------------

         Accounts payable                       $     375,636   $       777,214
         Fees payable to
           Science Advisory Board members              27,000            24,000
         Accrued payroll and related costs            129,029           133,368
         Legal and accounting fees payable            128,591           170,400
                                                --------------  ----------------
                                                $     660,256   $     1,104,982
                                                ==============  ================

6.     Related-party Transactions:

       (a)  Notes Payable - Stockholders:

            Innovir, as of September 30, 1992, had outstanding convertible promissory notes to certain stockholders totaling $2,100,000. During the year ended September 30, 1993, all notes were either repaid or exchanged for common stock or A Preferred Stock. Interest expense, which accrued at a rate of 12% per annum, on these notes for the period from September 1, 1989 (inception) to December 22, 1996 was $471,688.

       (b)  Employment Agreement:

            Innovir has an employment agreement with an officer/stockholder ("officer"), expiring November 30, 1999, whereby the officer has agreed to devote his full business time to Innovir to further develop certain technology. The terms of the agreement provide for a base salary, adjusted annually, plus a key performance bonus, as determined by Innovir's Board of Directors (the "Board"). In addition, the agreement provides for the officer to supply certain equipment to Innovir to be used during his term of employment. At the conclusion of employment, the equipment will be returned to the officer.

       (c)  Consulting Agreements:

            Innovir has several agreements with consultants, two of whom are stockholders ("stockholders/consultants"). The consultants perform services for Innovir in consideration for certain fees. The consultants have also agreed to assign to Innovir any inventions, ideas, patents, and copyrights conceived if related to Innovir's business and provide other services as defined in the agreements. In consideration for these services, such stockholders/consultants received fees totaling $145,000, $185,000, $167,500, $42,000 and
            $896,000 during the years ended September 30, 1994, 1995 and 1996, and for the periods from October 1, 1996 through December 22, 1996 and from September 1, 1989 (inception) through December 22, 1996, respectively. Future minimum quarterly payments to the stockholders/consultants are approximately $46,000 through March 31, 1998 and $24,000 thereafter through March 31, 2000. Under certain conditions, Innovir may have to pay additional amounts ("patent award"), as defined, in the event the research performed by one of the consultants leads to the issuance of a patent. Patent awards paid to one consultant for the year ended September 30, 1995 and for the period from September 1, 1989 (inception) to December 22, 1996 were $20,000 and $60,000, respectively.

            In addition, Innovir is a party to a collaborative research project ("project") with an educational institution ("institution") which employs one of the stockholder/consultants noted above. The project requires Innovir to fund certain research and development costs of the institution. Innovir has paid and expensed approximately $93,000, $37,000, $50,000 and $180,000 for the years ended September
            30, 1994, 1995 and 1996 and for the period from September 1, 1989 (inception) to December 22, 1996, respectively. No payments were made for the period October 1, 1996 through December 22, 1996. As of December 22, 1996, the outstanding commitment to the project totaled approximately $44,000, which is payable through April 1, 1997.



7.     Term Note Payable - Warrantholder:

       The term note provides for interest, payable quarterly, at a rate of 8% per annum. The noteholder holds a lien on all the assets of Innovir. In connection with the issuance of the term note, Innovir issued a warrant which provides the holder with the right to acquire an aggregate of 40,000 shares of Innovir's common stock at $6.25 per share. Any accrued and unpaid interest ($45,345 as of September 30, 1996) related to the term note may also be used to acquire additional shares of common stock at a price of $6.25 per share. The warrant expires on February 10, 1998 and contains anti-dilution provisions and other defined adjustments in the event of a merger or reorganization, as defined. As of December 22, 1996, the warrant was exercisable and outstanding. The estimated fair value of the term note at September 30, 1996 was approximately $200,000. The fair value was estimated based on the current rate offered to Innovir for debt with similar terms. (Also See Note 3.)

       During November 1996, the payment terms of the term note were amended (the "Amended Note") and related accrued and unpaid interest as of that date was deferred. In consideration for such amendment, Innovir issued a warrant to the noteholder to purchase 20,000 shares of Innovir's common stock at $1.50 per share. The accompanying financial statements reflect this.

       Pursuant to the Amended Note, future payments of principal and deferred interest are as follows:



            Years Ending                        Future
            September 30,                      Payments
                  1998                    $     130,000
                  1999                          129,095
                                            -----------
                                          $     259,095
                                           ============

       Interest expense was approximately $20,000 on the Term Note for each of the years ended September 30, 1994, 1995 and 1996 and $4,000 and $112,000 for the periods from October 1, 1996 through December 22, 1996 and from September 1, 1989 (inception) to December 22, 1996, respectively.



8.     Commitments:

       (a)   Licensing Agreements:

             Innovir (as licensee) has entered into an exclusive worldwide licensing agreement with a university whereby Innovir has the exclusive right to use certain technology owned by the university. According to the terms of the agreement, as amended, Innovir will be required to pay royalties which commence one year after the first sale of a product developed from the licensed technology. Such royalties are based upon the greater of annual minimum royalties, as defined, or a percentage of net sales of licensed products and a portion of sublicensing income, as defined. Annual minimum royalties are not material. The licensing agreement expires on a country by country basis as the underlying patents expire in such country. In addition, the license may be terminated in the event that Innovir fails to implement a plan directed at development and commercialization of products based on the licensed technology or if Innovir fails to satisfy certain other contractual obligations. In the event of termination, all licensing rights under the agreement would revert to the university. The termination of the license would have a material adverse effect on the business of Innovir. Although Innovir intends to use its best efforts to comply with the terms of the license, there can be no assurance that the licensing agreement will not be terminated. In consideration for an amendment to the agreement, Innovir, during August 1996, issued to the university a warrant (the "University Warrant") to purchase 500,000 shares of common stock at an exercise price of $1.50 per share. The University Warrant expires on August 30, 2006 and is subject to anti-dilution provisions, as defined. As of December 22, 1996, the University Warrant was exercisable and outstanding. The estimated fair market value of the University Warrant was recognized as an expense on the date of issuance. Innovir believes, based on the opinion of counsel, that the use of this licensed technology does not infringe on a patent held by a third party. Nevertheless, there can be no assurance that infringement proceedings will not be brought against Innovir.

             In April 1994, Innovir (as licensee) entered into another non-exclusive licensing agreement with a university whereby Innovir has the non-exclusive, non-transferable right to use certain technology owned by the university. According to the terms of this agreement, Innovir will be required to remit royalties on a quarterly basis, at various rates, as defined, beginning after the first commercial sale of a licensed product, as defined. In addition, commencing on February 1, 1995, Innovir is required to pay a minimum annual advance on earned royalties ("Advance") of $10,000, which is nonrefundable, but may be credited, as defined, against future royalties due the university. Such Advances were paid by Innovir during the years ended September 30, 1995 and 1996. No advances were due for the period October 1, 1996 to December 22, 1996. Royalties shall continue to be payable, irrespective of the termination of this license agreement, until such time as all sales of licensed products shall have ceased.

         (b)   Research Agreements:

             Innovir has entered into research fellowships and other agreements with universities and institutions ("Institutions"). Future payments aggregate approximately $300,000 payable at various dates through 1998. Under certain conditions Innovir or the Institutions may terminate the respective agreements with 30 or 60 days notice.

         (c)   Lease Commitments:

             Operating Leases:
             Innovir leases office and laboratory space under an amended noncancelable operating sublease (the "amended sublease") expiring May 31, 1999. The amended sublease provides for escalations of the minimum rent during the lease term.

             Innovir  also  leases   automobiles  and  office   equipment  under
             noncancelable operating leases. The leases expire at various times through June 2001.

             Future minimum rental payments under all operating leases are as follows:


                                          Minimum
               Years Ending                Annual
               September 30,              Rentals
                                    ----------------

                    1997            $       349,853
                    1998                    361,159
                    1999                    250,013
                    2000                     15,691
                    2001                     10,883
                                   ----------------
                                    $       987,599
                                   ================

             Rent expense totaled approximately $151,000, $155,000, $306,000, $84,000, and $1,039,000 for the years ended September 30, 1994, 1995 and 1996, and for the periods from October 1, 1996 through December 22, 1996 and from September 1, 1989 (inception) to December 22, 1996, respectively.

             Innovir may be considered to be in violation of the terms of the amended lease by not obtaining the required approval from the lessor prior to the consummation of the Transaction discussed in
             Note 2. Accordingly, Innovir may be considered to be in violation of the terms of the amended lease which would also trigger certain cross default provisions contained in capital lease obligations. The present value of the long-term portion of the capital lease obligations which may be considered to be in technical default total approximately $45,000. The accompanying financial statements reflect such amount as a current liability


             Capital Leases:
             Innovir leases certain equipment under various noncancelable capital lease agreements. Lease terms range from three to five years, after which Innovir has the option to purchase the equipment at amounts defined by the respective lease agreements. In lieu of purchasing the equipment, certain leases may be extended for specified periods, at defined monthly payments. Upon expiration of the extended lease terms, Innovir may purchase the equipment for one dollar or must return the equipment to the lessor.


             Certain capital leases, as amended (the "Amended Leases"), contain various covenants which include maintaining a minimum cash level, as defined, of $250,000 during the term of the leases. This covenant indirectly restricts Innovir's ability to pay dividends.

             In connection with entering into, or amending, certain lease agreements, Innovir issued warrants to the lessors to purchase 16,666, 2,526 and 2,500 shares of Innovir's common stock at $4.0625, $9.50 and $2 per share, respectively. The warrants expire on January 21, 1999, August 31, 2002 and July 1, 2001, respectively, and contain antidilution provisions and other defined adjustments in the event of a merger or reorganization, as defined. The estimated fair market value of such warrants at their dates of issuance was $50,000, $24,000 and $5,000, respectively. As of December 22, 1996, the warrants were exercisable and outstanding.

             At September 30, 1996, minimum rental payments under all capital leases, including payments to acquire leased equipment, are as follows:



                                                            Minimum
               Year Ending                                   Rental
               September 30,                                Payments
                                                     -----------------

                    1997                            $        463,263
                    1998                                     454,058
                    1999                                     231,979
                    2000                                      59,593
                    2001                                      47,612
                                                      -----------------
                                                    $      1,256,505

               Less, Amounts representing interest           243,395
                                                      -----------------

               Present value of net minimum capital
                  lease payments                    $      1,013,110
                                                      =================

             Leased equipment included as a component of fixed assets was approximately $775,000 and $1,387,000 at September 30, 1995 and 1996, respectively; related accumulated depreciation was approximately $146,000 and $335,000 respectively.



9.     401(k) Retirement Plan:

       Innovir, effective January 20, 1994, adopted the provisions of a 401(k) retirement plan (the "Plan"). The terms of the Plan, among other things, allow eligible employees who have met certain age and service requirements to participate in the Plan by electing to contribute to the Plan a percentage of their compensation to be set aside to pay their future retirement benefits as defined by the Plan. Innovir has agreed to match up to 50% of the first 6% of compensation that eligible employees contribute to the Plan ("Matching Contribution"). In addition, based upon Innovir's profitability, Innovir may also make a discretionary contribution to the Plan. For the years ended September 30, 1994, 1995 and 1996, and for the periods from October 1, 1996 to December 22, 1996 and from September 1, 1989 (inception) to December 22, 1996, Innovir's Matching Contribution totaled approximately $14,000, $34,000, $42,000, $11,000 and $101,000, respectively.

10.   Income Taxes:

       There is no provision (benefit) for federal, state or local income taxes for all periods presented, since Innovir has incurred operating losses since inception and has established a valuation allowance equal to the total deferred tax asset.

       The tax effect of net operating loss carryforwards, temporary differences and research and experimental tax credit carryforwards as of September 30, 1995 and 1996 were as follows:




                                                                   1995                1996
                                                               ----------------   ------------------
         Deferred tax assets and valuation allowance:
         Net operating loss carryforwards                      $     7,168,199    $      11,390,508
         Deferred liabilities                                           20,958               45,730
         Deferred costs                                                 32,892               62,849
         Research and experimental tax credit carryforwards            447,514              509,495
         Valuation allowance                                        (7,669,563)         (12,008,582)
                                                               ----------------   ------------------

                                                               $       -          $        -
                                                               ================   ==================

       As of September 30, 1996, Innovir has available, for tax purposes, unused net operating loss carryforwards of approximately $24.3 million which will expire in various years from 2004 to 2011. Innovir's research and experimental tax credit carryforwards expire in various years from 2005 to 2011. Certain ownership changes will limit the future utilization of these net operating loss and research and experimental tax credit carryforwards as defined by the federal tax code.

11.   Stock Option Plans:

       (a)  Employee Stock Option Plan:

            During 1993, and as amended in 1994, the Board and Innovir's stockholders approved the adoption of the 1993 Stock Option Plan (the "93 Plan") whereby employees, directors, advisors, and consultants ("participants") to Innovir may be granted options which entitle holders to purchase shares of Innovir's common stock. Under the 93 Plan, two million shares of Innovir's common stock have been reserved for stock option awards. Such amount is subject to adjustment for stock splits, stock dividends and other capital adjustments, as defined. The options will be awarded by the Board or a committee that will determine the option price and the vesting period, which cannot exceed ten years. Awards generally vest on a pro rata basis over a two to five year period, have a term of ten years and option exercise prices equal to the market price of Innovir's common stock on the date of grant. The 93 Plan terminates during March 2003.



            The following table summarizes the activity in the 93 Plan:

                                                                 Exercise Price     Weighted-Average      Number of
                                                                     Range           Exercise Price         Shares
                                                                 ---------------   -------------------   -------------
            Balance outstanding, September 30, 1993              $2.25 - $2.50            $2.30              890,329

            Granted                                              $4.75 - $8.75            $7.16              476,213
            Canceled                                             $2.25 - $8.63            $3.21              (69,200)
            Exercised                                            $2.25 - $6.00            $2.42              (27,894)
                                                                                                         -------------
                       Balance outstanding, September 30, 1994   $2.25 - $8.75            $4.07            1,269,448

            Granted                                              $7.25 - $12.00           $9.32              154,000
            Canceled                                             $5.875 - $9.00           $7.38             (105,900)
            Exercised                                            $2.25 - $9.00            $4.40              (75,745)
                                                                                                         -------------
                       Balance outstanding, September 30, 1995   $2.25 - $12.00           $4.42            1,241,803

            Granted                                              $3.50 - $4.31            $3.67              332,189
            Canceled                                             $2.50 - $9.00            $4.06              (72,367)
                                                                                                         -------------
                       Balance outstanding, September 30, 1996
                           and December 22, 1996                 $2.25 - $12.00           $4.27            1,501,625
                                                                                                         =============


            As of September 30, 1996 and December 22, 1996, 662,841 options were exercisable and 394,736 shares of the Company's common stock were reserved for future awards.

            The following table summarizes stock option information with regard to the 93 Plan as of December 22, 1996:



                                             Options Outstanding                         Options Exercisable
                             -----------------------------------------------------  -------------------------------
                                               Weighted-Average      Weighted-                         Weighed-
               Range of          Number           Remaining           Average           Number         Average
            Exercise Price    Outstanding      Contractual Life    Exercise Price    Exercisable    Exercise Price
            ---------------  --------------- --------------------- ---------------  --------------- ---------------

            $2.25 - $3.50           984,154        7.0 years       $2.60                   442,958  $2.41
            $4.25 - $6              179,233        7.9 years       $5.23                    80,233  $5.81
            $7 - $9.75              295,638        7.8 years       $8.30                   126,500  $8.15
            $10.75 - $12             42,600        8.6 years       $10.86                   13,150  $10.84

       (b)  Non-Employee Director Stock Option Plan:

            During 1994, Innovir adopted a Non-Employee Director Stock Option Plan (the "Director's Plan"). Under the Director's Plan, as amended by the Board during 1996, 270,000 shares of Innovir's common stock have been reserved for stock option awards. Each new non-employee director is automatically granted an option to purchase 30,000 shares of common stock on the date on which the Non-Employee Director is initially appointed or elected as a director ("Initial Option Grant"). Additionally, each Non-Employee Director who continuously serves on the Board for a two year period following their initial appointment or election is automatically granted, on the Non-Employee Director's second anniversary and each anniversary thereafter, an option to purchase an additional 10,000 shares of common stock ("Anniversary Option Grant"). For each grant, the exercise price is equal to the fair market value of Innovir's common stock on the date of grant and the term is five years from the date of grant. The Initial Option Grant vests ratably at six month intervals over a three year period. The Anniversary Option Grant vests 50% on the eighteenth month following the date of grant and 50% two years following the date of grant.

            The following table summarizes the activity in the Director's Plan:

                                                                 Exercise Price     Weighted-Average      Number of
                                                                     Range           Exercise Price         Shares
                                                                 ---------------   -------------------   -------------

            Granted during the year ended September 30, 1994         $7.75                $7.75                60,000
                                                                                                         -------------
                       Balance outstanding, September 30,
                           1994 and 1995                             $7.75                $7.75                60,000

            Granted                                               $.97 - $3.88            $2.25               160,000
            Canceled                                             $1.69 - $7.75            $4.14              (75,000)
                                                                                                         -------------
                       Balance outstanding, September 30, 1996
                           and December 22, 1996                  $.97 - $7.75            $3.54               145,000
                                                                                                         =============



            At September 30, 1996 and December 22, 1996, 35,000 options were exercisable and 125,000 of Innovir's common stock were reserved for future awards.

            The following table summarizes stock option information with regards to the Director's Plan as of December 22, 1996:



                                             Options Outstanding                         Options Exercisable
                             -----------------------------------------------------  -------------------------------
                                               Weighted-Average      Weighted-                         Weighed-
               Range of          Number           Remaining           Average           Number         Average
            Exercise Price    Outstanding      Contractual Life    Exercise Price    Exercisable    Exercise Price
            ---------------  --------------- --------------------- ---------------  --------------- ---------------

            $.97 - 3                100,000        4.6 years            $1.65
            $7.75                    45,000        2.4 years            $7.75              35,000         $7.75

          The following table summarizes the pro forma operating results of Innovir had compensation costs for the 93 Plan and the Director's Plan been determined in accordance with the fair value based method of accounting for stock based compensation as prescribed in SFAS No. 123. Since option grants awarded during the year ended September 30, 1996 and for the period from October 1, 1996 through December 22, 1996 vest over several years, the pro forma results noted below are not likely to be representative of the effects on future years of the application of the fair value based method.


                                            For the year ended            For the period from
                                            September 30, 1996          October 1, 1996 through
                                                                            December 22, 1996
                                           --------------------        ------------------------


             Pro forma net loss               $    (9,498,890)            $        (1,490,159)
                                              =================           =====================

             Pro forma net loss per share     $         (1.67)            $             (0.13)
                                              =================           =====================

            For the purposes of the above pro forma information, the fair value of each option granted from the Incentive Plan during the year ended September 30, 1996 and for the period from October 1, 1996 through December 22, 1996 was estimated on the date of grant using the Black-Scholes option pricing model. The weighted-average fair value of the options granted during the year ended September 30, 1996 was $3.21. There were no options granted for the period from October 1, 1996 through December 22, 1996. The following weighted-average assumptions were used in computing the fair value of option grants during the year ended September 30, 1996 and for the period from October 1, 1996 through December 22, 1996: expected volatility of 83%; risk-free interest rate of 5.7%; expected lives of four years and zero divided yield.

12.   Stockholders' Equity:

       During September 1993, Innovir raised approximately $7.8 million, after expenses, from the sale of 1,799,750 Units in an IPO. Each Unit consists of one share of common stock, one redeemable Class A warrant and one redeemable Class B warrant. Each Class A and Class B warrant, as amended, entitled the holder to purchase one share of common stock at a price per share of $4.0625 and $5.70, respectively, subject to adjustment as defined. Class A and Class B warrants can be exercised at any time on or before August 12, 1998 and may be called early by Innovir under certain circumstances. To date, none of these warrants have been exercised.

       In connection with the sale of Units noted above, Innovir entered into an underwriting agreement ("Underwriting Agreement") which, among other things, allowed the underwriter ("A.R. Baron & Co., Inc.") to acquire, for $100, a Unit Purchase Option ("UPO"). The terms of the UPO permit the underwriter to purchase, for an aggregate consideration of approximately $1.5 million, 179,975 Underwriter Units. Each Underwriter Unit consists of one share of common stock, one redeemable Class A warrant and one redeemable Class B warrant ("Underwriter Warrants"). Underwriter Warrants have terms and provisions identical to the Class A and Class B warrants issued as part of the IPO, except that the exercise prices of the Class A and Class B warrants are $10.50 and $13.12, respectively. The underwriter acquired the UPO during September 1993 and the UPO remains outstanding as of December 22, 1996.

       The Underwriting Agreement also provided the underwriter with a right of first refusal with regard to future public or private financings of Innovir, as defined. In May 1994, Innovir repurchased the right of first refusal from the underwriter in consideration for $94,486.

       In March 1995, Innovir entered into a two-year consulting agreement (the "Baron Agreement") with Baron Financial Services, Inc. ("Baron"), an affiliate of A.R. Baron & Co., Inc., to provide financial and other advisory services. As compensation for the Baron Agreement, Innovir issued to Baron 250,000 warrants (the "Baron Warrants") to purchase an equal number of shares of common stock at $7.38 per share. As consideration for an extension of the term of the Baron Agreement, during November 1995, Innovir amended the Baron Warrants to reduce the exercise price to $.05 per share and issued to Baron 100,000 additional warrants (the "New Baron Warrants") with terms and provisions substantially identical to the amended Baron Warrants. On November 20, 1995 and April 2, 1996, respectively, the amended Baron Warrants and the New Baron Warrants were exercised.

       In addition, during January 1996, Innovir entered into a second consulting agreement with Baron. Pursuant to this agreement, Baron agreed to provide certain business development advice to Innovir. In consideration for these services, Innovir made a $400,000 non-interest bearing loan to Baron (the "Loan") and issued a warrant to purchase 250,000 shares of Innovir's common stock at $.05 per share (the "January Baron Warrant"). On February 13, 1996, Baron repaid the loan and exercised the January Baron Warrant.

       Innovir was recognizing the fair market value of the Baron Warrants, the amended Baron Warrants, the New Baron Warrants and the January Baron Warrant (collectively, "BFS Warrants") as expense as services were rendered, and the unamortized amount ("unearned compensation") was included as a reduction of stockholders' equity. During June 1996, Baron ceased operations and services provided to Innovir under the consulting agreements with Baron terminated. As a result, the remaining unearned compensation of BFS Warrants was expensed in June 1996.

       In March 1995, Innovir commenced a private placement of its securities ("private placement") to raise equity financing. In connection with the private placement, Innovir's Board of Directors designated 2,500,000 shares of Preferred Stock as Class B Convertible Preferred Stock ("B Preferred Stock"). Holders of B Preferred Stock have no voting rights and are entitled to receive dividends equal to common shareholders on a per share basis as if the B Preferred Stock had been converted into common stock. B Preferred Stockholders also have a liquidation preference of $5 per share, or such greater amount as determined by the Board of Directors, in the event of a liquidation, dissolution, or winding up of Innovir. The B Preferred Stock's conversion feature provides for each share of B Preferred Stock to be converted into shares of common stock at a floating rate equal to the result of dividing $5 by 65% of the average of the closing bid prices of the common stock for the five days preceding conversion, as defined. The average closing bid price to be used in the calculation shall not be less than $5. The private placement provided for the issuance of Units (the "95 Unit"). Each 95 Unit included 5,000 shares of B Preferred Stock and a number of Class B warrants equal to the 95 Unit's selling price ($25,000), divided by 65% of the average closing price of Innovir's common stock for five trading days prior to the closing of the private placement. Class B warrants have terms and provisions identical to the Class B warrants issued in connection with Innovir's IPO. During April and May 1995, Innovir raised approximately $3.2 million, after expenses, from the sale of 164.8 95 Units, which included 824,000 shares of B Preferred Stock and 680,608 Class B warrants.

       In November 1995, Innovir entered into consulting agreements with two investment banking companies (the "Investment Agreements") to provide financial and other advisory services through November 1997. In consideration for these services, Innovir issued warrants (the "Investment Warrants") to purchase 500,000 shares of Innovir's common stock at per share prices of $2.80 or $3. The Investment Warrants vest at various dates over the twelve months following their issuance and expire on November 9, 2000. The Investment Warrants contain antidilution provisions, as defined. In addition, as consideration for the extension of the term of one Investment Agreement, during January 1996, Innovir issued to the investment banking company additional warrants (the "New Investment Warrants") to purchase 25,000 shares of Innovir's common stock at $.05 per share. During February and March 1996, all of the New
       Investment Warrants were exercised. In July 1996, one Investment Agreement was terminated and Investment Warrants to purchase 300,000 shares of Innovir's common stock at $2.80 per share were canceled. In connection with the Investment Agreements, Innovir, as finders' fees, issued 40,000 warrants (the "Finders' Warrants") to two individuals. Each Finders' Warrant entitles the holder to purchase an equal number of shares of Innovir's common stock at per share prices of $2.80 or $3. The number of shares issuable to one individual upon the exercise of their warrants is subject to reduction, as defined, in the event the individual elects a cashless exercise option. The Finders' Warrants vest at various dates over six months and expire on November 9, 2000. The Finders' Warrants contain antidilution provisions, as defined. The fair market value of the Investment Warrants and the Finders' Warrants is being recognized as an expense over the life of the related consulting agreements. The unamortized amount (unearned compensation) has been included as a reduction in stockholders' equity.

       In November 1995, Innovir commenced a private placement of its securities to raise equity financing (the "95 Offering"). In connection with the 95 Offering, Innovir's Board designated one million shares of preferred stock as Class C Convertible Preferred Stock ("C Preferred Stock"). Holders of C Preferred Stock have no voting rights and are not entitled to receive dividends. C Preferred Stockholders have a liquidation preference, in the event of a liquidation, dissolution, or winding up of Innovir, equal to the sum of $5 per share (the "C Issue Price") plus an amount equal to 10% of the C Issue Price, per annum, for the period that has passed since their respective date of issuance. The liquidation preference is on parity with the B Preferred Stockholders. The C Preferred Stock's conversion feature provides for each share of C Preferred Stock to be converted into shares of Innovir's common stock at a floating rate equal to the result of dividing: (i) the sum of the C Issue Price plus an amount equal to 10% of the C Issue Price, per annum, for the number of days between the date of issuance, as defined, and the date of conversion, as defined, of each share of C Preferred Stock by
       (ii) the lesser of: (a) $3.4375, or (b) 85% of the average closing bid price of Innovir's common stock for the five trading days immediately preceding the date of conversion, as defined. During November and December 1995, Innovir sold 960,000 shares of C Preferred Stock at $5 per share. During the year ended September 30, 1996, 920,000 shares of C Preferred Stock were converted into Common Stock, and the balance converted during November 1996.

       In connection with the 95 Offering, Innovir paid fees to a Placement Agent and issued 139,636 warrants (the "Placement Warrants") to purchase an equal number of shares of Innovir's common stock at $3.78 per share. The number of shares of common stock to be issued upon exercise of the Placement Warrants may be reduced, as defined, in the event the Placement Agent elects a cashless exercise option. The Placement Warrants are fully vested and expire on December 1, 2000. The Placement Warrants contain antidilution and other defined adjustment provisions.

       In July 1996, Innovir entered into a consulting agreement with another investment banking company (the "July Investment Agreement") to provide financial and other advisory services through July 1998. In consideration for these services, the Company issued warrants (the "July Investment Warrants") to purchase 200,000 and 100,000 shares of Innovir's common stock at per share prices of $.05 and $5, respectively. The July Investment Warrants vest at various dates over the six months following their issuance and expire on July 1, 2001. The July Investment Warrants contain antidilution provisions, as defined.

       Innovir, on August 30, 1996 completed a private placement whereby the Aries Fund purchased four million shares of Innovir's common stock and four million Class C Warrants for $2 million. Each Class C Warrant entitles the holder to purchase one share of common stock at a price of $.50 per share. Class C Warrants can be exercised at any time on or before August 30, 2006 and contain antidilution and other defined adjustment provisions. All of the Class C Warrants were exercised during December 1996. In addition, Innovir issued to the Aries Funds options (the "Funds Option") to purchase an additional two million shares of common stock and two million Class C Warrants for $1 million. During December 1996, the Funds Option was exercised and the related two million Class C warrants remain outstanding and exercisable.

       The following table summarizes warrant activity for each of the three years in the period ended September 30, 1996 and for the period from October 1, 1996 to December 22, 1996:



                                                    Exercise Price   Class A       Class B       Other        Total
                                                    --------------- -----------  ------------ ------------  -----------
                  Balance outstanding,
                      September 30, 1993                           $ 1,799,750     1,799,750    1,224,131    4,823,631

       Issued in connection with equipment
          financing (Note 8(c))                     $       4.0625      16,666                                 16,666
       Exercised (Note 3)                           $        3.125                              (236,482)    (236,482)
                                                                    -----------  ------------ ------------  -----------
                  Balance outstanding,
                      September 30, 1994                             1,816,416     1,799,750      987,649    4,603,815

       Issued in connection with a Bridge Warrant
          exchange offer (Note 3)                   $         5.70                   567,122                   567,122
       Issued in connection with the Baron          $         0.05                                250,000      250,000
       Agreement
       Issued in a private placement (Note 12)      $         5.70                   680,608                   680,608
       Issued in connection with equipment
       financing
          (Note 8(c))                               $          9.5                                  2,526        2,526
       Exercised (Note 3)                           $        3.125                              (350,643)    (350,643)
                                                                    -----------  ------------ ------------  -----------
                  Balance outstanding,
                      September 30, 1995                             1,816,416     3,047,480      889,532    5,753,428

       Issued in connection with equipment
       financing
          (Note 8(c))                               $            2                                  2,500        2,500
       Issued in connection with amendment
          of a licensing  agreement (Note 8(a))     $         1.50                                500,000      500,000
       Issued in a private placement (Note 12)      $          .50                              8,000,000    8,000,000
       Issued to a Placement Agent (Note 12)        $         3.78                                139,636      139,636
       Issued in connection with consulting
       agreements
          and various finders fees (Note 12)        $     .05 - $5                             1,215,000    1,215,000
       Exercised (Note 12)                          $         0.05                              (625,000)    (625,000)
       Canceled in connection with consulting
          agreements (Note 12)                      $         2.80                              (300,000)    (300,000)
                                                                    -----------  ------------ ------------  -----------
                  Balance outstanding,
                      September 30, 1996                             1,816,416     3,047,480    9,821,668   14,685,564

       Issued in connection with debt
          restructuring (Note 7)                    $         1.50                                 20,000       20,000
       Issued in connection with a Purchase
          Transaction (Note 2)                      $       1 - $2                              2,000,000    2,000,000
       Exercised (Note 12)                          $       0.05 -                            (6,078,000)   (6,078,000)
                                                             $0.50
                                                                    -----------  ------------ ------------  -----------

                  Balance outstanding,
                      December 22, 1996                              1,816,416     3,047,480    5,763,668   10,627,564
                                                                    ===========  ============ ============  ===========

13.   Extraordinary Item:

       The terms of certain notes payable ("Notes") of Innovir contained early repayment provisions in the event Innovir completed an IPO. As a result of Innovir's completing an IPO in September 1993, these notes were repaid and related deferred financing costs and unamortized discounts (totaling $407,162) were written off and recorded as an extraordinary item.



14.   Litigation:

       During February 1996, Innovir was named as a defendant in an action filed by an investor alleging that Innovir wrongfully refused to honor the investment's request to convert certain shares of Innovir's preferred stock into Innovir's common stock. During February 1997, the investor and Innovir settled the action at no material cost to Innovir.

Exhibit 11.1



INNOVIR LABORATORIES, INC.
(a Development State Enterprise)

Statement of Computation of Per Share Data

                                                                                                For the Period
                                                      For the year ended                      October 1, 1996 to
                                                      September 30, 1996                      December 22, 1996
                                             -------------------------------------  ---------------------------------------
                                                 Primary          Fully Diluted         Primary           Fully Diluted
                                             -----------------   -----------------  -----------------   -------------------

Net loss                                     $    (9,391,605)    $    (9,391,605)   $    (1,481,219)    $      (1,481,219)
                                             =================   =================  =================   ===================

Weighted average number of
   Common shares outstanding                        5,671,248           5,671,248         11,736,178            11,736,178

Shares issuable upon
   Conversion of convertible
   Equity securities                                                    2,415,791                                  456,923

Shares issuable upon exercise
   of outstanding options
   and warrants                                                           834,850                                8,209,253

Shares assumed to be
   Repurchased under the
   Treasury stock method                                                (116,356)                              (3,516,097)
                                             -----------------   -----------------  -----------------   -------------------

Number of common shares
   used in computing per share
   Data                                             5,671,248           8,805,533         11,736,178            16,886,257
                                             =================   =================  =================   ===================

               Net loss per share            $         (1.66)    $         (1.07)   $         (0.13)    $           (0.09)
                                             =================   =================  =================   ===================


INNOVIR LABORATORIES, INC.
(a Development State Enterprise)

Statement of Computation of Per Share Data

For the years ended September 30, 1994 and 1995

                                                             1994                                    1995
                                             -------------------------------------  ---------------------------------------
                                                 Primary          Fully Diluted         Primary           Fully Diluted
                                             -----------------   -----------------  -----------------   -------------------

Net loss                                     $    (3,463,878)    $    (3,463,878)   $    (4,989,974)    $      (4,989,974)

Reduction of net loss assuming a portion
of the  proceeds  from the  exercise  of
options and  warrants  was used to repay
the  Company's  term  note  payable  and
related  accrued  interest,  and capital
lease  obligations,  and  to  invest  in
short-term   government   securities  in
accordance   with  the  treasury   stock
method 1,058,959 452,363
                                             -----------------   -----------------  -----------------   -------------------

               Net loss                      $    (3,463,878)    $    (2,404,919)   $    (4,989,974)    $      (4,537,611)
                                             =================   =================  =================   ===================

Weighted average number of
   common shares outstanding                        3,089,090           3,089,090          3,510,047             3,510,047

Shares issuable upon
   conversion of convertible
   equity securities                                                                                               245,115

Shares issuable upon exercise
of outstanding options
And warrants                                                            5,379,940                                6,167,726

Shares assumed to be
Repurchased under the
Treasury stock method                                                   (640,110)                                (797,268)
                                             -----------------   -----------------  -----------------   -------------------

Number of common shares
Used in computing per share
Data                                                3,089,090           7,828,920          3,510,047             9,125,620
                                             =================   =================  =================   ===================

               Net loss per share                      (1.12)              (0.31)             (1.42)                (0.50)
                                             =================   =================  =================   ===================


 Exhibit 23







                                          CONSENT of INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Amendment No. 1 to Current Report on Form 8-K/A of our report dated March 4, 1997 on our audits of the financial statements of Innovir Laboratories, Inc.



                                                        Coopers & Lybrand L.L.P.


New York, New York
March 5, 1997.

VIMRx Pharmaceuticals Inc.

Description of Pro Forma Financial Information:

On  December  23,  1996,  VIMRx   Pharmaceuticals   Inc.   ("VIMRx"),   Innovir
Laboratories, Inc. ("Innovir"), and the Aries Funds, entered into a series of agreements (the "Transaction") whereby VIMRx effectively acquired 68% of Innovir and Innovir acquired all of the issued and outstanding shares of VIMRx Holdings, Ltd. ("VHL"), a wholly-owned subsidiary of VIMRx. For financial reporting purposes, the Transaction has been accounted for as a partial sale of VHL to Innovir and a partial acquisition of Innovir.

In addition, during 1996, VHL acquired 100% of the outstanding capital stock of Ribonetics GmbH ("Ribonetics") in consideration for approximately $1.6 million of cash and a warrant to purchase 365,000 shares of VIMRx's common stock at an exercise price of $.01 per share (the "Acquisition"). The Acquisition has been accounted for as a purchase and the historic operating results of the Company include those of Ribonetics for the seven months ended December 31, 1996.

The following unaudited pro forma condensed statement of operations for the year ended December 31, 1995 and the nine month period ended September 30, 1996 gives effect to the Transaction and the Acquisition as if they had occurred on January 1, 1995. The following unaudited pro forma condensed balance sheet at September 30, 1996 gives effect to the Transaction and the Acquisition as if they had occurred on September 30, 1996.

The unaudited pro forma condensed statement of operations for the year ended December 31, 1995 is based upon the historical operating results of Innovir, Ribonetics and VIMRx for such period. The unaudited pro forma condensed statement of operations for the nine month period ended September 30, 1996 is based upon the historical operating results of Innovir and VIMRx for such period and Ribonetics for the five month period ended May 31, 1996. The pro forma statement of operations excludes material non-recurring charges related to purchased in-process research and development and the gain on the sale of 32% of VHL to Innovir. Such amounts totaled approximately $14 million and $3 million, respectively, at the acquisition date.

The pro  forma  condensed  financial  statements  may not be  indicative  of the results that actually would have been attained if the Transaction and Acquisition had been in effect on the date indicated or which may be attained in the future.

The pro forma adjustments are described in the accompanying notes to the pro forma condensed financial information. The pro forma condensed information should be read in conjunction with the notes thereto and the financial statements of VIMRx and Innovir, included in VIMRx's Annual Report on Form 10-K for the year ended December 31, 1995, the VIMRx Quarterly Report on Form 10-Q for the nine month period ended September 30, 1996 and Innovir's Annual Report on Form 10-K for the year ended September 30, 1996.


                                PRO FORMA CONDENSED COMBINED BALANCE SHEET: September 30,1996
                                                         (unaudited)
                                                                                       Pro Forma               Pro Forma
     ASSETS                                 VIMRx                  Innovir            Adjustments              Combined
                                    -----------------------  ---------------------  -----------------     --------------------


Cash and cash equivalents                       $1,564,000             $1,405,000       $ 3,000,000   (3)          $8,969,000
                                                                                         (3,000,000)  (1)
Securities held for sale                        48,488,000                                                         48,488,000
Prepaid Expenses and Other                          30,000                149,000                                     179,000
                                    -----------------------  ---------------------  -----------------     --------------------
     Total Current Assets                       50,082,000              1,554,000                                  51,636,000

                                                                                                                            -
Equipment                                          662,000              1,650,000                                   2,312,000
Goodwill                                                                                   1,236,000                1,236,000
Other assets                                                              257,000                                     257,000
Investment in Innovir                                                                     12,000,000 (1)           12,000,000
                                                                                         (12,000,000)(4)          (12,000,000)

                                    =======================  =====================  =================     ====================
    TOTAL ASSETS                                50,744,000              3,461,000          1,236,000               55,441,000
                                    =======================  =====================  =================     ====================


    LIABILITES

Accounts payable and accrued
   expenses                                       $206,000            1,110,000                                   $ 1,316,000
Capital leases-current portion                                          391,000                                       391,000
                                    -----------------------  ---------------------  -----------------     --------------------
      Total Current Liabilities                    206,000            1,501,000                                     1,707,000


Term note payable-warrantholders                                        259,000                                       259,000
Capital Leases                                                          622,000                                       622,000
Other liabilities                                   18,000                                                             18,000
                                    -----------------------  ---------------------  -----------------     --------------------
      Total Liabilites                             224,000              2,382,000                  -                2,606,000
                                    -----------------------  ---------------------  -----------------     --------------------

Minority interest                                                                          $2,713,000 (2)           2,713,000
                                                                                    -----------------     --------------------
Shareholders equity
   Preferred stock
     Class B                                                               18,000           (18,000) (4)
     Class C                                                                2,000            (2,000) (4)
     Class D                                                                                 520,000 (2)
                                                                                           (520,000) (4)
Common Stock                                        51,000                150,000             3,000  (1)
                                                                                                                       54,000
                                                                                              78,000 (3)
                                                                                           (228,000) (4)
Additional paid-in capital                      80,404,000             26,520,000          8,997,000 (1)
                                                                                                                   89,404,000
                                                                                          12,000,000 (2)
                                                                                           2,922,000 (3)
                                                                                         (41,439,000) (4)
Unearned compensation                            (744,000)              (303,000)
                                                                                                                  (1,047,000)
Unrealized gain on investment                      102,000
                                                                                                                      102,000
Deficit accumulated during
   development stage                          (29,293,000)           (25,308,000)       (14,000,000) (2)
                                                                                                                  (38,391,000)
                                                                                          25,308,000 (4)
                                                                                           4,902,000 (4)
                                    -----------------------  ---------------------  -----------------     --------------------
     Total shareholder's equity                 50,520,000              1,079,000        (1,477,000)               50,122,000
                                    -----------------------  ---------------------  -----------------     --------------------


     Total liabilites and
                                    =======================  =====================  =================     ====================
        shareholder's equity                   $50,744,000             $3,461,000    $   (1,477,000)              $55,441,000
                                    =======================  =====================  =================     ====================


                                                         Year Ended December 31,
                                                         1995
                                                                                                Pro Forma          Pro Forma
                                            VIMRX           INNOVIR         RIBONETICS         Adjustments         Combined
                                         -------------   --------------    --------------     --------------    ----------------

Revenues
Interest income                             $ 160,000        $ 122,000           $ 6,000                              $ 288,000
Other income                                                                   1,232,000        (1,050,000) (5)         182,000
                                         -------------   --------------    --------------     --------------    ----------------
             Total                            160,000          122,000         1,238,000        (1,050,000)             470,000
                                         -------------   --------------    --------------     --------------    ----------------


Operating Expenses
Research and Development                    2,840,000        3,046,000         1,213,000        (1,050,000) (5)       6,049,000
Royalty Expense                               100,000                                                                   100,000
General and administrative                  2,272,000        2,483,000           400,000                              5,155,000
                                         -------------   --------------    --------------     --------------    ----------------
    Total operating expenses                5,212,000        5,529,000         1,613,000        (1,050,000)          11,304,000
                                         -------------   --------------    --------------     --------------    ----------------


Other expenses:
Investment in and advances to research        185,000                                                                   185,000
and development entities charged to
expense
Amortization of goodwill                                                                            412,000 (2)         412,000
Interest expense                                2,000          117,000                                                  119,000
Other - net                                     1,000                                                                     1,000
                                         -------------   --------------    --------------     --------------    ----------------
Total other expenses                          188,000          117,000           -                  412,000             717,000
                                         -------------   --------------    --------------     --------------    ----------------

NET LOSS                                   $5,240,000      $ 5,524,000         $ 375,000          $ 412,000        $ 11,551,000
                                         =============   ==============    ==============     ==============    ================

Net Loss Per Share                             $ 0.27                                                                   $  0.52
                                         =============                                                          ================





                                         Nine Months Ended September       January 1, 1996 through May 31,
                                         30, 1996                          1996
                                         ------------------------------    ---------------------------------

Revenues
Interest income                            $  831,000        $  80,000                                                  911,000
Other income                                                                   $ 197,000        $ (112,000) (5)          85,000
                                        -------------   --------------    --------------     --------------    ----------------
      Total                                   831,000           80,000           197,000          (112,000)             996,000
                                        -------------   --------------    --------------     --------------    ----------------


Operating expenses
Research and development                    1,694,000        3,083,000           402,000          (112,000) (5)       5,067,000
Purchased research and development          3,105,000                                           (3,105,000) (2)          -
Royalty expense                               100,000                                                                   100,000
Termination of agreement                    (464,000)                                                                  (464,000)
General and administrative                  2,906,000        4,571,000            94,000                              7,571,000
                                         -------------   --------------    --------------     --------------       ------------
Total operating expenses                    7,341,000        7,654,000           496,000         (3,217,000)         12,274,000
                                         -------------   --------------    --------------     --------------    ----------------



Other (income) expenses:
Amortization of goodwill                                                                            309,000 (2)         309,000
Interest expense                             319,000          133,000             3,000                                 455,000
   Other - Net                               (46,000)                                                                   (46,000)
                                         -------------   --------------    --------------     --------------    ----------------
       Total other (income) expenses         273,000          133,000             3,000             309,000             718,000
                                         -------------   --------------    --------------     --------------    ----------------


NET LOSS                                  $6,783,000      $ 7,707,000          $302,000        $ (2,796,000)       $ 11,996,000
                                        =============   ==============    ==============     ==============    ================


NET LOSS PER SHARE                            $  0.19                                                                   $  0.32
                                         =============                                                          ================


VIMRx Pharmaceuticals, Inc.

Notes to Pro Forma Financial Information


1. VIMRx issued 3,000,000 shares of Common Stock with a market value of $3.00 per share and paid $3,000,000 to purchase 9,500,000 shares of Innovir Laboratories, Inc. from the Aries Funds.

2. VIMRx sold its subsidiary, VIMRx Holdings, Ltd., to Innovir for 8,666,666 shares of Class D Convertible Preferred Stock. The purchase price was allocated to net tangible assets, goodwill and purchased in-process research and development which is charged to operations. The purchased in-process research and development has been deemed to be non-recurring and directly attributable to the Transaction and the Acquisition and accordingly has been excluded or eliminated from the pro forma results of operations. Goodwill is being amortized on a straight line basis over the period of expected benefit of three years.

3. The Aries Funds exercised warrants to purchase 6,000,000 shares of Innovir Common Stock in order to execute the sale of that stock to Innovir.

4. Innovir Preferred Stock and Common Stock is eliminated and minority interest established.

5. During the period from March 1995 through January 1996, VIMRx funded Ribonetics under a research and development agreement. The income and expense related to that agreement has been eliminated from the statement of operations.

6. The net loss per share is computed on the basis of the pro forma net loss for the period, divided by the number of shares outstanding during the period, assuming the Transaction and the Acquisition had occurred on January 1, 1995.